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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                  FORM 8-K

                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 15, 1999

                                adam.com, Inc.

             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-26962                 58-1878070
      (State or other           (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                            1600 RIVEREDGE PARKWAY
                            ATLANTA, GEORGIA 30328
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (770) 980-0888


         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. OTHER EVENTS

     On November 17, 1999, adam.com, Inc. (the "Company") issued a press release related to the signing of Securities Purchase Agreement by and between the Company and Fusion Capital Fund, LLC ("Fusion") pursuant to which the Company intends to issue to Fusion up to two convertible debentures each in a principal amount of $6,000,000.

Item 7. EXHIBITS.

EXHIBIT NO.

4.1   Form of Debenture to be issued to Fusion Capital Fund I, LLC

10.1 Securities Purchase Agreement dated as of November 15, 1999, between the Company and Fusion Capital Fund, LLC

99.1  Press release dated November 17, 1999.


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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: November 30, 1999


                                      adam.com, Inc.

                                      By: /s/ Robert S. Cramer, Jr.
                                          --------------------------
                                          Robert S. Cramer, Jr.
                                            Chairman of the Board and Chief
                                            Executive Officer

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EXHIBIT INDEX

4.1   Form of Debenture to be issued to Fusion Capital Fund I, LLC

10.1 Securities Purchase Agreement dated as of November 15, 1999, between the Company and Fusion Capital Fund, LLC

99.1  Press release dated November 17, 1999.